Exhibit 99.1

VOLTH2 HOLDINGS AG

Condensed Consolidated Financial Statements

For the Three & Nine Months Ended September 30, 2021

VoltH2 Holdings AG

Condensed Consolidated Statement of Operations

(Unaudited)

(Expressed in Euro)

TABLE OF CONTENTS

Page No.
Review Report of Independent Registered Public Accounting Firm	1
Condensed Consolidated Balance Sheets as of September 30, 2021 (Unaudited), and December 31, 2020	2
Unaudited Condensed Consolidated Statements of Operations for three and nine months ended September 30, 2021,three months ended September 30, 2020 and period from June 15, 2020 (Date of Inception) to September 30, 2020	3
Unaudited Condensed Consolidated Statements of Stockholders’ Equity for the three months ended September 30,2021 and 2020, the nine months ended September 30, 2021, and the period from June 15, 2020 (Date of Inception) to September 30, 2020	4
Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2021 and period from June 15, 2020 (Date of Inception) to September 30, 2020	5
Notes to Unaudited Condensed Consolidated Financial Statements	6-12

RRBB
ACCOUNTANTS + ADVISORS

www.rrbb.com

ROSENBERG RICH BAKER BERMAN & COMPANY

265 Davidson Avenue, Suite 210 • Somerset, NJ 08873-4120 • PHONE 908-231-1000 • FAX 908-231-6894
111 Dunnell Road, Suite 100 • Maplewood, NJ 07040 • PHONE 973-763-6363 • FAX 973-763-4430

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of VoltH2 Holdings AG

Results of Review of Interim Financial Information

We have reviewed the condensed consolidated balance sheet of VoltH2 Holdings AG (the "Company") as of September 30, 2021, and the related condensed consolidated statements of operations and stockholders' equity for the three and nine-month ended September 30, 2021 and condensed consolidated statements of cash flows for the nine-month periods then ended, and the related notes (collectively referred to as the interim financial statements). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheet of the Company as of December 31, 2020, and the related consolidated statements of operations, and consolidated cash flows for the year then ended (not presented herein); and in our report dated March 12, 2021, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of December 31, 2020, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

Basis for Review Results

These interim financial statements are the responsibility of the Company's management. We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Rosenberg Rich Baker Berman, P.A.

Somerset, New Jersey
November 19, 2021

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS • CENTER FOR AUDIT QUALITY • PRIVATE COMPANIES PRACTICE SECTION • PRIME GLOBAL • REGISTERED WITH THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD

1

VoltH2 Holdings AG

Condensed Consolidated Balance Sheets

(Expressed in Euro)

	Notes	September 30, 2021	December 31, 2020
		(Unaudited)
ASSETS
Current assets
Cash		€449,733	€515,780
Prepaids and deposits		7,950	-
VAT Receivable		93,868	12,838
Total current assets		551,551	528,618

Capitalized Development Costs	(3)	55,933	12,000
Operating lease – Right of use asset		102,332	-

Total assets		€709,816	€540,618
LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued expenses		€135,114	€60,005
Notes payable	(4)	947,982	-
Current portion of operating lease		34,796	-
Total current liabilities		1,117,892	60,005

Long term portion of operating lease		67,535	-

Total liabilities		1,185,427	60,005
Stockholders’ equity (deficit)
Common Stock – (par value €0.0925 per share, 1,100,000 shares authorized and outstanding at September 30, 2021), (par value €0.0925 per share, 1,000,000 shares authorized and outstanding at December 31, 2020)	(3)	101,681	92,507
Additional paid-in capital		672,208	671,893
Accumulated deficit		(1,249,500)	(283,787)
Total stockholders’ equity (deficit)		(475,611)	480,613
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY		€709,816	€540,618

The accompanying notes are an integral part of the condensed consolidated financial statements.

“Arron Smyth”	“Andre Jurres”
Director	Director

2

VoltH2 Holdings AG

Condensed Consolidated Statements of Operations

(Unaudited)

(Expressed in Euro)

	For the Three Months Ended September 30,	For the Three Months Ended September 30,	For the Nine Months Ended September 30,	For the Period June 15, 2020 (Date of Inception) to September 30,
	2021	2020	2021	2020
Operating expenses
Consultants – Site development	€153,101	€-	€496,532	€-
General and administrative	17,490	4,077	50,499	4,077
Salaries & wages	157,035	-	161,535	-
Legal fees	-	7,209	6,628	7,209
Management fees	82,550	96,094	222,379	125,300
Total operating expenses	410,626	107,380	937,573	136,586
Loss from operations	(410,626)	(107,380)	(937,573)	(136,586)
Other expenses
Foreign currency transaction loss	19,704	-	28,140	-
Total other expenses/(income)	19,704	-	28,140	-
Net loss	€(430,330)	€(107,380)	€(965,713)	€(136,586)
Loss per share
Basic & Diluted	€(0.39)	€(0.30)	€(0.92)	€(0.43)
Weighted average common shares outstanding
Basic & Diluted	1,100,000	354,348	1,046,154	318,692

The accompanying notes are an integral part of the condensed consolidated financial statements.

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VoltH2 Holdings AG

Condensed Consolidated Statement of Stockholders’ Equity

(Unaudited)

(Expressed in Euro)

	Common Stock		Additional		Total
	Number of Shares	Amount	paid- in capital	Accumulated (Deficit)	Stockholders’ Equity
Beginning, June 15, 2020 (Date of Inception)	-	€-	€-	€-	€-
Seed Shares – VoltH2 B.V.	10,000	1,017	7,383	-	8,400
Exchange of VoltH2 B.V. Shares	(10,000)	-	-	-	-
Issuance of VoltH2 Holdings AG shares for VoltH2 B.V. shares	100,000	-	-	-	-
Private Placement	900,000	91,490	664,510	-	756,000
Net loss	-	-	-	(136,586)	(136,586)
Ending, September 30, 2020	1,000,000	€92,507	€671,893	€(136,586)	€627,814

Beginning, January 1, 2021	1,000,000	€92,507	€671,893	€(283,787)	€480,613
Net loss	-	-	-	(219,983)	(219,983)
Ending, March 31, 2021	1,000,000	€92,507	€671,893	€(503,770)	€260,630
Private Placement	100,000	9,174	315	-	9,489
Net loss	-	-	-	(315,400)	(315,400)
Ending, June 30, 2021	1,100,000	€101,681	€672,208	€(819,170)	€(45,281)
Net loss	-	-	-	(430,330)	(430,330)
Ending, September 30, 2021	1,100,000	€101,681	€672,208	€(1,249,500)	€(475,611)

The accompanying notes are an integral part of the condensed consolidated financial statements.

4

VoltH2 Holdings AG

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(Expressed in Euro)

	For the Nine Months Ended September 30, 2021	For the Period June 15, 2020 (Date of Inception) to September 30, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss:	€(965,713)	€(136,586)
Adjustments to reconcile net loss to net cash (used in)\ provided by operating activities:
Foreign exchange transaction loss	28,237	-
Right Of Use Asset Amortization	5,665	-
Change in operating assets and liabilities:
Prepaids and deposits	(7,950)	-
VAT Receivable	(81,030)	(11,523)
Accounts payable and accrued expenses	75,109	149,139
Lease Liability	(5,665)	-
Other	-	(352)
Net cash (used in) / provided by operating activities	(951,347)	678

CASH FLOWS FROM INVESTING ACTIVITIES

Capitalized development costs	(43,933)	(6,000)
Net cash used in investing activities	(43,933)	(6,000)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Notes payable	919,744	-
Proceeds from equity financing	9,489	764,400
Net cash provided by financing activities	929,233	764,400

Net increase / (decrease) in cash and cash equivalents	(66,047)	759,078

Cash and cash equivalents - beginning of period	515,780	-
Cash and cash equivalents - end of period	€449,733	€759,078

Supplemental disclosure of non-cash investing and financing activities:

Recognition of right of use operating asset and lease liability	€107,997	-

The accompanying notes are an integral part of the condensed consolidated financial statements

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VoltH2 Holdings AG

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021

(Unaudited)

(Expressed in Euro)

1.	NATURE OF OPERATIONS

VoltH2 Holdings AG (the “Company” or “VoltH2”) is a privately-owned limited liability company registered in Switzerland with an operating subsidiary registered in the Netherlands. The Company is dedicated to the origination and development of industrial focused Hydrogen infrastructure projects. The Company is headquartered at Neuhofstrasse, 21, Baar, 6340, Switzerland.

2.	SIGNIFICANT ACCOUNTING POLICIES

a)	Basis of Presentation

The Company’s condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). As permitted, certain footnotes or other financial information that are normally required by U.S. GAAP can be condensed or omitted. These interim financial statements have been prepared on the same basis as the Company’s annual financial statements and, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, which are necessary for a fair statement of the Company’s financial information. These interim results are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or any other interim period or for any other future year. These unaudited condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and the notes thereto for the year ended December 31, 2020. The balance sheet as of December 31, 2020 has been derived from audited financial statements at that date but does not include all of the information required by U.S. GAAP for complete financial statements.

b)	Functional Currency

These condensed consolidated financial statements are presented in Euros, unless otherwise indicated. Items included in the condensed consolidated financial statements of each of the Company’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The functional currency is the Euro.

c)	Principles of Consolidation and Presentation

The condensed consolidated financial statements of the Company include the financial information of VoltH2 Holdings AG (the “Parent Company”) and the following wholly-owned subsidiaries (“Volt Subsidiaries”):

●	VoltH2 Vlissingen B.V.	(Netherlands)
●	VoltH2 Operating B.V.	(Netherlands)
●	VoltH2 Terneuzen B.V.	(Netherlands)

All inter-company transactions and balances have been eliminated upon consolidation. VoltH2 B.V. the (“Volt Subsidiary”) was established on June 15, 2020. VoltH2 was established on September 4, 2020 and through a capital reorganization and share exchange of the outstanding shares Volt Subsidiary, VoltH2 became the sole shareholder of the Volt Subsidiary. As a result of the reorganization these condensed consolidated financial statements are prepared as of the original date of incorporation being June 15, 2020.

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VoltH2 Holdings AG

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021 (Unaudited)

(Expressed in Euro)

2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d)

d)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable in the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

e)	Going Concern

At each reporting period, the Company evaluates whether there are conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. The Company’s evaluation entails analyzing prospective operating budgets and forecasts for expectations of the Company’s cash needs and comparing those needs to the current cash and cash equivalent balances. The Company is required to make certain additional disclosures if it concludes substantial doubt exists and it is not alleviated by the Company’s plans or when its plans alleviate substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company’s assets and the satisfaction of liabilities in the normal course of business. These consolidated financial statements do not include any adjustments to the specific amounts and classifications of assets and liabilities, which might be necessary should the Company be unable to continue as a going concern. As of the date of these financial statements, the Company identified the following conditions:

●	On March 11, 2020, the World Health Organization (“WHO”) characterized COVID-19, as a global pandemic and recommended containment and mitigation measures worldwide. The extent to which COVID-19 impacts the Company’s business will depend on future developments, which are highly uncertain and cannot be predicted at this time. Management continues to evaluate potential operational and financial risks to the Company as a result of the pandemic, including the impact on its judgments, estimates, accounting policies and amounts recognized in these consolidated financial statements.

●	As reflected in these condensed consolidated financial statements, the Company has a net loss of€965,713 for the nine months ended September 30, 2021, cash used in operations of €951,347 and an accumulated deficit of €1,249,500 as of September 30, 2021. In addition, the Company is a start up in the renewable energy space and has generated no revenues to date.

●	As reflected in Note 4, the Company has a notes payable that are payable in less than twelve months. As reflected in Note 8, subsequent to September 30, 2021, the Note Holder became the sole 100% shareholder of the Company.

7

VoltH2 Holdings AG

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021 (Unaudited)

(Expressed in Euro)

2.	SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

e)	Going Concern (cont’d)

The proposed business of the Company involves a high degree of risk and there is no assurance that the Company will be profitable. Future capital requirements will depend upon many factors, including progress with developing and permitting site locations, the ability to establish and secure collaborative power and off- take arrangements, competing technological and market developments, including regulatory changes and overall economic conditions in our target markets. The Company’s ability to generate revenue and achieve profitability requires it to successfully market and secure permits and regulatory approvals for the development of hydrogen production facilities, and eventual production of hydrogen at cost effective rates.

These activities, including planned development efforts, will require significant uses of working capital. There can be no assurance that the Company will generate revenue and cash as expected in its current business plan.

Based on the Company’s current assessment, the financial flexibility provided by minimizing significant long-term contractual or employment commitments, and the Company’s current liquid financial resources on hand, access to additional financing through restructuring of its existing notes payable (See Note 8 – “Subsequent Events”, the Company believes it is probable it can effectively manage liquidity for at least the next 12 months from the date these financial statements were available to be issued.

f)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, and deposits in financial institutions and other deposits that are readily convertible into cash or with maturities of three months or less. As at September 30, 2021 and December 31, 2020 the Company did not hold any cash equivalents.

g)	Revenue Recognition

The Company recognizes revenue in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers”. The Company is still in the development stage of its current operations and has no revenue to date.

h)	Start-up Costs

The Company holds investments in land-use agreements and other site development option agreements. The Company follows Accounting Standards Codification (“ASC”) 720-15, Start-Up Costs. Costs of start-up activities, including organizational costs, are expensed as incurred. The Company capitalizes costs related to project acquisition fees, costs related to acquisitions licenses and permits, as well as other costs related to contract negotiation for the project. Additionally, development costs for each project are capitalized as long as they are related to a specific project and management concludes that the project’s construction and completion are probable.

Investments are tested for possible impairment annually during the fourth quarter of each fiscal year or more frequently if events or changes in circumstances indicate that the asset might be impaired. If the carrying amount of the investment exceeds its estimated fair value an impairment is recognized in an amount equal to that excess. As of September 30, 2021, the Company does not believe any of its investments are impaired.

8

VoltH2 Holdings AG

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021 (Unaudited)

(Expressed in Euro)

2.	SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

i)	Net Income (Loss) Per Common Share

The Company computes net income (loss) per share by dividing net income (loss) per share available to common stockholders by the weighted average number of common shares outstanding for the period and excludes the effects of any potentially dilutive securities. Diluted earnings per share, if presented, would include the dilution that would occur upon the exercise or conversion of all potentially dilutive securities into common stock using the “if converted” method as applicable. The computation of diluted loss per share excludes dilutive securities because their inclusion would be anti-dilutive. The Company has no potentially dilutive securities as at September 30, 2021 or the comparative period, and as a result basic earnings per share equals diluted earnings per share.

j)	Fair Value of Financial Instruments

The carrying value of cash and cash equivalents, VAT receivable, accounts payable and accrued liabilities, and notes payable as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments. All other significant financial assets, financial liabilities and equity instruments of the Company are either recognized or disclosed in the financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk. Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed. The Company classifies and discloses assets and liabilities carried at fair value in one of the following three categories:

●	Level 1 - quoted prices in active markets for identical assets and liabilities;
●	Level 2 - observable market-based inputs or unobservable inputs that are corroborated by market data; and
●	Level 3 - significant unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There were no fair value measurements as of September 30, 2021.

9

VoltH2 Holdings AG

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021 (Unaudited)

(Expressed in Euro)

2.	CAPITALIZED DEVELOPMENT COSTS

The Company’s capitalized development costs to date consist of investments in land-use options and include the following as at September 30, 2021 & December 31, 2020:

	2021	2020
Balance, beginning of the period	€43,933	€-
Land-use option payments	12,000	12,000
Balance, end of the period	€55,933	€12,000

Land-use payments made during the period ended September 30, 2021, relate to two executed Memorandum of Understanding (“MOU”). The first MOU is with North Sea Port Netherlands N.V. (“North Sea Port”) and provides the Company with the option to secure a 40-year long lease agreement, with a one-time 10-year extension, on a 30,000M2 site located in Vlissingen, Netherlands. If the long lease agreement is executed, these costs can be used to offset the future minimum required lease payments as stipulated in the MOU.

The second MOU is also with North Sea Port, under similar terms for an additional 30,000M2 site located in Terneuzen, Netherlands.

3.	SHARE CAPITAL

On April 16, 2021 the Company amended its corporate articles to increase the total common shares authorized to 1,100,000 shares and subsequently issued an additional 100,000 common shares for a par value of € 9,489. The total issued and outstanding number of common shares at September 30, 2021 totaled 1,100,000. Each share has a par value of CHF 0.10. Each share entitles the holder to one vote. The Company’s functional and reporting currency is the Euro, and therefore the par value of the Company’s common stock has been expressed in Euros on the consolidated balance sheet. The par value of the Company’s common stock was translated using the historical (Euro/CHF) exchange rates of the date of issuance.

4.	NOTES PAYABLE

During the nine months ended September 30, 2021, the Company secured funding from a minority shareholder of the Company through the issuance of three notes payable with principal amounts of $100,000 USD and two notes with principal amounts of $500,000 respectively. The notes are non-interest bearing with a repayment date of November 1, 2021 (See Note 8 – “Subsequent Events”). The Company may repay the notes in part or in whole at any time.

The Company’s outstanding Notes Payable is comprised of the following as of September 30, 2021 and December 31, 2020:

	2021	2020
Balance, beginning of the period	€-	€-
Notes issued	919,744
Transactional foreign exchange loss	28,238	-
Balance, end of the period	€947,982	€-

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VoltH2 Holdings AG

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021 (Unaudited)

(Expressed in Euro)

5.	RELATED PARTY TRANSACTIONS

Related parties are those persons, including management, that have authority and responsibility for planning, directing, and controlling the activities of the Company.

During the nine months ended September 30, 2021, the Company incurred €153,125 in management fees with a company controlled by a director of the Company under a management services agreement. As of September 30, 2021, €18,750 fees remained outstanding. During the period from June 15, 2020 through September 30, 2020 the Company incurred €55,735 in management fees.

During the nine months ended September 30, 2021, the Company incurred €54,855 in management fees with a company controlled by a director of the Company under a management services agreement. As of September30, 2021, €6,500 remained outstanding.

During the period from June 15, 2020 through September 30, 2020, the Company incurred €69,565 in management fees with a company that is a controlling shareholder of the Company. No fees were incurred during the nine months ended September 30, 2021.

6.	LOSS PER SHARE

The following table sets forth the information needed to compute basic and diluted loss per share:

	Three Months Ended	Three Months Ended	Nine Months Ended	Period from inception on June 15 to
	Sept 30, 2021	Sept 30, 2020	Sept 30, 2021	Sept 30, 2020
Net loss	€(430,330)	€(107,380)	€(965,713)	€(136,586)
Weighted average common shares outstanding	1,100,000	354,348	1,046,154	318,692
Basic & Diluted net loss per share	€(0.39)	€(0.30)	€(0.92)	€(0.43)

7.	LEASES

Commencing on August 1, 2021, the Company entered into a lease for new office space in the Netherlands, for a term of three years. The Company analyzed this lease and determined that this agreement meets the definition of a lease under ASU 2016-02 as it provides management with the exclusive right to direct the use of and obtain substantially all of the economic benefits from the identified leased asset, which is the office space. Management also analyzed the terms of this arrangement and concluded it should be classified as an operating lease, as none of the criteria were met for finance lease classification. As there was only one identified asset, no allocation of the lease payments was deemed necessary. Management did not incur any initial direct costs associated with this lease. As of the commencement date, a right of use asset and lease liability of $102,331 was recorded on the consolidated balance sheet based on the present value of payments in the lease agreement. Per review of the lease agreement, there was no variable terms identified and there is no implicit rate stated. Therefore, the Company determined the present value of the future minimum lease payments based on the incremental borrowing rate of the Company. The incremental borrowing rate was determined to be 4%, as this is the rate which represents the incremental borrowing rate for the Company, on a collateralized basis, in a similar economic environment with similar payment terms.

11

VoltH2 Holdings AG

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021 (Unaudited)

(Expressed in Euro)

7.	LEASES (Cont’d)

The weighted average remaining term of lease is 34 months. The lease has no fixed escalation costs other than adjustments pegged to the consumer price index. The lease may be terminated or extended at the end of the term by either the Company or the landlord. The operating lease costs for the three and nine months ended September 30, 2021 was €6,377 (2020 – Nil).

The future minimum payments on operating leases amount to the following:

3 Months ending 2021	€9,564
2022	38,256
2023	38,256
2024	22,316
Total Lease Payments	108,392
Less: Present value discount	(6,061)
Total operating lease liability	€102,331
Less: Current portion	(34,796)
Long term operating lease liability	67,535

8.	SUBSEQUENT EVENTS

On November 8, 2021, Vision Hydrogen Corporation (“Vision”) acquired 84.1% interest of VoltH2, and together with its existing 15.9% interest, Vision now owns 100% of the Company. The Notes Payable outstanding (See Note 4) held by Vision at September 30, 2021, shall remain outstanding but be restructured to allow for liquidity and additional capital resources to develop the Company’s assets.

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